UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___)

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:
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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

CLOUGH GLOBAL OPPORTUNITIES FUND
(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc.
Attn: Abigail J. Murray, Esq.
1290 Broadway, Suite 1100, Denver, CO 80203
(720) 917-0623

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CLOUGH GLOBAL ALLOCATION FUND
CLOUGH GLOBAL OPPORTUNITIES FUND
(each, a “Fund,” and collectively, the “Funds”)

1290 Broadway, Suite 1100
Denver, Colorado 80203
(877) 256-8445

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON JULY 28, 2015

To the Shareholders of the Funds:

Notice is hereby given that the Annual Meetings of Shareholders (each, a “Meeting,” and collectively the “Meetings”) of the Funds will be held at the offices of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on Tuesday, July 28, 2015, at 8:00 a.m. Mountain Time, for the following purposes:

1.  To elect Trustees of each Fund as follows:
a.	Three (3) Trustees of the Clough Global Allocation Fund;
b.	Two (2) Trustees of the Clough Global Opportunities Fund; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached combined Proxy Statement.

The close of business on May 29, 2015, has been fixed as the record date for the determination of shareholders entitled to a notice of and to vote at the applicable Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE VIA THE INTERNET, BY PHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Boards of Trustees of: Clough Global Allocation Fund Clough Global Opportunities Fund

Edmund J. Burke President and Trustee
July 1, 2015

CLOUGH GLOBAL ALLOCATION FUND (“GLV”)
CLOUGH GLOBAL OPPORTUNITIES FUND (“GLO”)
(each, a “Fund,” and collectively, the “Funds”)

ANNUAL MEETINGS OF SHAREHOLDERS

July 28, 2015

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of the Funds (the “Board”) for use at the Annual Meetings of Shareholders of the Funds (each a “Meeting” and collectively, the “Meetings”) to be held on Tuesday, July 28, 2015, at 8:00 a.m. Mountain Time, at the offices of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof.  The purpose of the Meeting is to consider and act upon the following proposals:

Proposal	Fund
1. To elect Trustees of each Fund as follows:
a. Three (3) Trustees of the Clough Global Allocation Fund	Shareholders of the Clough Global Allocation Fund
b. Two (2) Trustees of the Clough Global Opportunities Fund	Shareholders of the Clough Global Opportunities Fund
2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof	Each Fund

This Proxy Statement is first being sent to shareholders on or about July 3, 2015.

Each Fund invites you to attend its Meeting in person.  However, whether or not you are personally present, your vote is very important.  Each Fund offers multiple options for voting your common shares (“Common Shares”) of the Fund.  You may complete, sign, and date the enclosed proxy card and return it in the postage-paid envelope, vote your shares electronically via the Internet by using the Internet address on the proxy card, or vote by telephone using the toll-free number on the proxy card.  Authorizing a proxy will ensure that your vote is counted, even if you cannot attend your Fund’s Meeting and vote in person.

If the enclosed proxy is properly executed, has voting instructions marked, and is returned in time to be voted at the Meeting, then the Common Shares represented thereby will be voted as instructed.  If you return the properly executed proxy card but give no instruction, then the Common Shares represented thereby will be voted “FOR” the applicable proposals listed in the accompanying Notice of Annual Meeting of Shareholders.  In either case, Common Shares will be voted in the discretion of the proxy holders as to the transaction of any other business that may properly come before the applicable Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Funds at the above address prior to the date of the Meeting.  You may call 877-256-8445 for information on how to obtain directions to attend the Meeting in person.

A quorum of shareholders is required to take action at the Meeting.  A majority of the shares of a Fund entitled to vote at its Meeting, represented in person or by proxy, will constitute a quorum.  If a quorum is not present at a Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  Any such adjournment for a Meeting will require the affirmative vote of a majority of those Common Shares present at a Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 28, 2015:  Each Fund’s Proxy Statement is available at www.proxyvote.com.

THE FUNDS’ MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2014, AND THE MOST RECENT SEMI-ANNUAL REPORT, IF ANY, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUNDS AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUNDS AT 877-256-8445 OR VIA THE INTERNET AT WWW.CLOUGHGLOBAL.COM.

The close of business on May 29, 2015, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Funds’ respective Meetings and all adjournments thereof.

Each Fund has one class of capital stock: Common Shares.  The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date the following totals were the number of Common Shares outstanding for each Fund.

Fund	Common Shares Outstanding
Clough Global Allocation Fund	10,430,905.600
Clough Global Opportunities Fund	51,700,458.600

The following table shows the ownership as of March 31, 2015 of Common Shares of each Fund by each Trustee and the Funds’ principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”).  Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of each Fund’s outstanding shares as of March 31, 2015.

Trustees & Executive Officers	Total GLV Shares Owned	Total GLO Shares Owned
Edmund J. Burke*	0	0
Robert L. Butler	2,007	1,857
James E. Canty	8,083	9,960
Adam D. Crescenzi	0	406
Jeremy O. May*	0	0
John F. Mee	0	0
Richard C. Rantzow	25	7,175
Jerry G. Rutledge	6,940	5,000
Vincent W. Versaci	320	390
All Trustees and Executive Officers as a group	17,375	24,788

*	Mr. Burke is a Trustee and the Principal Executive Officer of each Fund. Mr. May is the Principal Financial Officer of each Fund.

The following tables show, as of May 29, 2015, the ownership of Common Shares by persons or organizations known to each Fund to be beneficial owners of more than 5% of a Fund’s outstanding Common Shares.

5% or greater Shareholders(1)
CLOUGH GLOBAL ALLOCATION FUND
None

CLOUGH GLOBAL OPPORTUNITIES FUND
Name & Address	Percentage of Common Shares Held	Total Common Shares Owned
Lazard Asset Management LLC	5.07%	2,619,491
30 Rockefeller Plaza
New York, New York 10112

(1)
The table shows 5% or greater shareholders’ ownership of a Fund’s Common Shares as the Record Date.  The information contained in this table is based on Schedule 13G filings made on or before the Record Date.

In order that your Common Shares may be represented at the Meeting(s), you are requested to vote on the following matters:

PROPOSAL 1
ELECTION OF NOMINEES
TO EACH FUND’S BOARD OF TRUSTEES

Nominees for Each Fund’s Board

Each Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the respective nominees for each Fund, who have been nominated by their respective Board for election to serve a three-year term to expire at each Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Proposal 1.a.:  Nominees for the Clough Global Allocation Fund

(1)   Robert L. Butler
(2)   James E. Canty
(3)   Richard C. Rantzow

Proposal 1.b.:  Nominees for Clough Global Opportunities Fund

(1)	Edmund J. Burke
(2)	John F. Mee

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to be named in this Proxy and to serve as a Trustee if elected at the Meeting.  If a designated nominee declines or otherwise becomes unavailable for election; however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Nominee’s/Trustee’s Professional Experience And Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted his consideration as a Trustee/Nominee to the Board of each Fund, which are structured as individual  investment companies under the Investment Company Act of 1940, as amended (“1940 Act”).

Robert L. Butler – Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984, Mr. Butler was a Vice-President of the National Association of Securities Dealers (currently Financial Industry Regulatory Authority). Mr. Butler has served as Trustee since each Fund’s inception and as Chairman of the Board for each Fund since 2006.  Mr. Butler has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. In addition, since being appointed to the Board, Mr. Butler has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Butler’s professional experience in the financial services industry, including extensive involvement with international investing and as a trustee of closed-end investment companies, believes Mr. Butler contributes a diverse perspective to the Board.

Adam D. Crescenzi – Mr. Crescenzi is currently an Associate Trustee of Dean College and founding partner of Simply Tuscan Imports LLC. He currently serves as a Director of two non-profit organizations and as a member of the Board of Governors for the Naples Botanical Gardens and the Club Pelican Bay.  Mr. Crescenzi graduated from the Greater Naples Leadership program in 2014. He previously served as a Trustee of Dean College from 2003 to 2015. He has been a founding partner and investor of several start-up technology and service firms, such as Telos Partners, a strategic business advisory firm, Creative Realties, Inc. a creative arts technology firm, and ICEX, Inc., whose principal business is web-based corporate exchange forums.  Prior to being involved in multiple corporate start-ups, Mr. Crescenzi retired from CSC Index as Executive Vice-President of Management Consulting Services. During his career, Mr. Crescenzi has also served with various philanthropic organizations such as the Boston College McMullen Museum of Arts. Mr. Crescenzi has served as Trustee since each Fund’s inception. Mr. Crescenzi has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund.  Mr. Crescenzi has served as Chairman of the Nominating Committee for each Fund since 2006. In addition, since being appointed to the Board, Mr. Crescenzi has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Crescenzi’s professional experience with emergent businesses, strategic consulting and as a trustee of closed-end investment companies, believes Mr. Crescenzi contributes a diverse perspective to the Board.

John F. Mee, Esquire – Mr. Mee has been a practicing attorney for over 40 years with experience in both Massachusetts’ state and Federal District Court.  Mr. Mee continues to practice in the areas of commercial law, family law, product liability and criminal law. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts and the Middlesex and Central Middlesex Bar Associations, respectively.  He was an instructor in the Harvard Law School Trial Advocacy Workshop from 1990 to 2009. During his legal career, Mr. Mee has also served as a director with various philanthropic organizations such as Holy Cross Alumni Association and the Concord Carlisle Scholarship Fund.  Mr. Mee has served as Trustee since each Fund’s inception. Mr. Mee has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund.  In addition, since being appointed to the Board, Mr. Mee has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Mee’s professional experience as a reputable attorney and as a trustee of closed-end investment companies, believes Mr. Mee contributes a diverse perspective to the Board.

Richard C. Rantzow – Mr. Rantzow, a Certified Public Accountant, has over 40 years of experience in the finance industry and has served in a variety of roles.  Mr. Rantzow during his nearly 30 year career at Ernst & Young, an independent public accounting firm, served as an audit partner and office managing partner.  At Ernst & Young, he was responsible for the auditing of financial statements for a variety of companies, which included financial institutions.  In addition, Mr. Rantzow also currently serves as Trustee and Audit Committee Chairman of the Liberty All-Star Equity Fund and Director and Audit Committee Chairman of the Liberty All-Star Growth Fund, each a closed-end investment company.  Mr. Rantzow has served as Trustee since each Fund’s inception.  Mr. Rantzow has also served as Chairman of the Audit Committee and as a member of the Nominating Committee during his tenure as a Trustee for each Fund.  In addition, since being appointed to the Board, Mr. Rantzow has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Rantzow’s professional experience in the preparation and auditing of financial statements for financial institutions and as a trustee of closed-end investment companies, believes Mr. Rantzow contributes a diverse perspective to the Board.

Jerry G. Rutledge – Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business that has operated for over 40 years.  As a recognized community leader in the state of Colorado, Mr. Rutledge was elected as a Regent at the University of Colorado in 1994 and retired in 2007.  In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital and is a Trustee of Financial Investors Trust, an open-end investment company, and the Principal Real Estate Income Fund, a closed-end investment company.  Mr. Rutledge also served as a Director of the American National Bank until 2009.  Mr. Rutledge has served as Trustee since each Fund’s inception.  Mr. Rutledge has also served as a member of the Audit Committee and Nominating Committee during his tenure as a Trustee for each Fund. Mr. Rutledge has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Rutledge’s leadership, long-term professional success in operating a business in a competitive industry and as a trustee of closed-end investment companies, believes Mr. Rutledge contributes a diverse perspective to the Board.

Hon. Vincent W. Versaci – Judge Versaci has served as a Judge and Supreme Court Justice in the State of New York since January 2003.  Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York.  Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts. Judge Versaci has served as a member of each Fund’s Audit Committee, Nominating Committee and as a Trustee since March 2013. In addition, since being appointed to the Board, Judge Versaci has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Judge Versaci’s professional experience as a reputable attorney and judge, believes Judge Versaci contributes a diverse perspective to the Board.

Edmund J. Burke – Mr. Burke joined ALPS Fund Services, Inc. in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc. (a wholly-owned subsidiary of DST Systems, Inc. (“DST”)), and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. These organizations specialize in the day-to-day operations associated with both open- and closed-end investment companies, exchange traded funds and hedge funds. In addition, Mr. Burke is also currently Trustee, Chairman and President of the Financial Investors Trust, an open-end investment company, and Trustee and Vice-President of the Liberty All-Star Equity Fund and Director and Vice President of the Liberty All-Star Growth Fund, Inc., each a closed-end investment company. Additionally, Mr. Burke is on the Board of Directors of Boston Financial Data Services, Inc., a financial services solutions provider. Mr. Burke has served as Trustee for each Fund since 2006 and as an interested trustee he does not serve as a member of the Audit and Nominating Committees. In addition, since being appointed to the Board, Mr. Burke has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. The Board of Trustees, in its judgment of Mr. Burke’s long-term professional experience with operational requirements and obligations in operating closed-end investment companies and as a trustee of closed-end investment companies, believes Mr. Burke contributes a diverse perspective to the Board.

James E. Canty, Esquire – Mr. Canty is a founding partner, President and Portfolio Manager for Clough Capital Partners, LP (“Clough”). Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd. and Clough Offshore Fund (QP), Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University, and serves on the boards of directors of Blacklight Power, Inc. and Razia’s Ray of Hope, a nonprofit organization. Mr. Canty has served as Trustee since each Fund’s inception and as an interested trustee does not serve as a member of the Audit and Nominating Committees.  In addition, since being appointed to the Board, Mr. Canty has further enhanced his experience and skills, in conjunction with the other Trustees, through the Board’s oversight of the Funds’ officers in dealing with a diverse range of topics, to include but not limited to, portfolio management, legal and regulatory matters, compliance oversight, preparation of financial statements and oversight of the Funds’ multiple service providers. Mr. Canty is also a certified public accountant. The Board of Trustees, in its judgment of Mr. Canty’s long-term professional experience with portfolio management and as a trustee of closed-end investment companies, believes Mr. Canty contributes a diverse perspective to the Board.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees is provided in the table below.

Additional Information About Each Nominee and Trustee and the Funds’ Officers

The table below sets forth the names, addresses and years of birth of the nominees, Trustees and principal officers of the Funds, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee of the Fund Complex and their other directorships of public companies.

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2] & GLO[3]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Robert L. Butler 1941	Chairman of the Board and Trustee Nominee for: GLV	Trustee since: GLV: 2004 GLO: 2006 Term expires: GLV: 2015 GLO: 2017	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3	None

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2] & GLO[3]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee During the Past Five Years
Adam D. Crescenzi 1942	Trustee	Trustee since: GLV: 2004 GLO: 2006 Term expires: GLV: 2017 GLO: 2016	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms. He currently serves as an Associate Trustee of Dean College and previously served as a Trustee from 2003 to 2015. He also serves as a Director of two non-profit organizations and as a member of the Board of Governors for the Naples Botanical Gardens and the Club Pelican Bay. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3	None
John F. Mee 1943	Trustee Nominee for: GLO	Trustee since: GLV: 2004 GLO: 2006 Term expires: GLV: 2016 GLO: 2015	Mr. Mee is an attorney practicing commercial law, family law, product liability and criminal law. Mr. Mee is currently a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3	None
Richard C. Rantzow 1938	Vice Chairman of the Board and Trustee Nominee for: GLV	Trustee since: GLV: 2004 GLO: 2006 Term expires: GLV: 2015 GLO: 2017	Mr. Rantzow has over 40 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc.
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLO: 2006 Term expires: GLV: 2017 GLO: 2016	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund.

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2] & GLO[3]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee During the Past Five Years
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLO: 2013 Term expires: GLV: 2017 GLO: 2016	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Interested Trustees5/Nominees
Edmund J. Burke[6] 1961	Trustee and President Nominee for: GLO	Trustee since: GLV: 2006 GLO: 2006 Term expires: GLV: 2016 GLO: 2015 President since: GLV: 2004 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc. (a wholly-owned subsidiary of DST), and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke is also Director of Boston Financial Data Services. Mr. Burke is deemed an affiliate of each Fund as defined under the 1940 Act.	4
Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust.  Mr. Burke is a Trustee and Vice President of the Liberty All-Star Equity Fund and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.

James E. Canty[7] 1962 Clough Capital Partners, LP One Post Office Square 40th Floor Boston, MA 02109	Trustee Nominee for: GLV	Trustee since: GLV: 2004 GLO: 2006 Term expires: GLV: 2015 GLO: 2017	Mr. Canty is a founding partner, President and Portfolio Manager for Clough. Mr. Canty is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd. and Clough Offshore Fund (QP), Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University, Blacklight Power, Inc. and Razia’s Ray of Hope. Mr. Canty is a Certified Public Accountant.	3	None

Officers
Jeremy O. May 1970	Treasurer	Officer since[8]: GLV: 2004 GLO: 2006
Mr. May joined ALPS in 1995 and is currently President of ALPS and ALPS Distributors, Inc., and Executive Vice President and Director of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May is also Director of ALPS Portfolio Solutions Distributor, Inc. Mr. May is deemed to be an affiliate of each Fund as defined under the 1940 Act. Mr. May is also President, Chairman and Trustee of the ALPS Series Trust. Mr. May is also President, Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.
			N/A	N/A
Erin D. Nelson, Esq. 1977	Secretary	Officer since[8]: GLV: 2004 GLO: 2006
Ms. Nelson is Vice-President and Deputy Chief Compliance Officer of ALPS Advisors, Inc. and has served in that position since January 1, 2015. Prior to that, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc.  Ms. Nelson joined ALPS in January, 2003.  Ms. Nelson is deemed to be an affiliate of each Fund as defined under the 1940 Act.
			N/A	N/A
Theodore J. Uhl 1974	Chief Compliance Officer	Officer since[8]: GLV: 2010 GLO: 2010
Mr. Uhl joined ALPS in October 2006, and is currently Vice President and Deputy Compliance Officer of ALPS.  Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint.  Mr. Uhl is deemed to be an affiliate of each Fund as defined under the 1940 Act.  Mr. Uhl is currently Chief Compliance Officer of Centre Funds, Financial Investors Trust, Reality Shares Trust and Transparent Value Trust.
			N/A	N/A
Jill Kerschen 1975	Assistant Treasurer	Officer since[8]: GLV: 2013 GLO: 2013
Ms. Kerschen joined ALPS in July 2013 and is currently a Fund Controller at ALPS.  Ms. Kerschen is deemed to be an affiliate of each Fund as defined under the 1940 Act. Ms. Kerschen also serves as Treasurer of Reaves Utility Income Fund and Assistant Treasurer of the Westcore Funds and the Macquarie Global Infrastructure Total Return Fund.  Prior to joining ALPS, Ms. Kerschen was Senior Manager, Financial & Tax Reporting at Great-West Financial from 2007 to 2013.
			N/A	N/A

1	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
2	GLV commenced operations on July 28, 2004.
3	GLO commenced operations on April 25, 2006.
4
The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.  The Fund Complex for Mr. Rutledge and Mr. Burke consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust.

5	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.
6	Mr. Burke is considered to be an “Interested Trustee” because he is President of each Fund.
7	Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough, which acts as each Fund’s investment adviser.
8	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Beneficial Ownership Of Common Shares Held In A Fund And In All Funds In The Family Of Investment Companies For Each Trustee And Nominee For Election As Trustee

Set forth in the table below is the dollar range of equity securities held in each Fund and on an aggregate basis for all Funds overseen in a family of investment companies overseen by each Trustee.

Name of Trustee/Nominee[1]	Clough Global Allocation Fund[2]	Clough Global Opportunities Fund[2]	Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies[3]
Edmund J. Burke	None	None	None
Robert L. Butler	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
James E. Canty	Over $100,000	Over $100,000	Over $100,000
Adam D. Crescenzi	None	$1-10,000	$1-10,000
John F. Mee	None	None	None
Richard C. Rantzow	$1-10,000	$50,001-$100,000	$50,001-$100,000
Jerry G. Rutledge	over $100,000	$50,001-$100,000	Over $100,000
Vincent W. Versaci	$1-$10,000	$1-$10,000	$50,001-$100,000

1	This information has been furnished by each Trustee and nominee for election as Trustee as of March 31, 2015. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).
2	Ownership amount constitutes less than 1% of the total Common Shares outstanding.
3	The Funds in the family of investment companies for all Trustees, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

Independent Trustee Transactions with Fund Affiliates

As of March 31, 2015, none of the independent trustees, as such term is defined by the NYSE MKT LLC’s (“NYSE MKT”) listing standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in Clough, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with Clough.  Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in Clough or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Clough or any affiliate of Clough was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Funds’ Trustees for the twelve-months ended October 31, 2014.  Trustees and Officers of the Funds who are employed by ALPS or Clough receive no compensation or expense reimbursement from any of the Funds.

Name of Trustee/Nominee	Aggregate Compensation Paid From:		Total Compensation From the Fund and Fund Complex Paid to Trustees**
	Clough Global Allocation Fund*	Clough Global Opportunities Fund*
Edmund J. Burke	None	None	None
Robert L. Butler	$24,000	$24,000	$72,000
James E. Canty	None	None	None
Adam D. Crescenzi	$20,000	$20,000	$60,000
John F. Mee	$20,000	$20,000	$60,000
Richard C. Rantzow	$22,000	$22,000	$66,000
Jerry G. Rutledge	$20,000	$20,000	$102,000
Vincent W. Versaci	$20,000	$20,000	$60,000
Total	$126,000	$126,000	$420,000

*	Represents the total compensation paid to such persons by such Fund during the twelve months ended October 31, 2014.
**	Represents the total compensation paid to such persons by the Fund Complex during the twelve months ended by October 31, 2014. The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge and Mr. Burke consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust. The total compensation paid to Mr. Rutledge includes the compensation he receives as a trustee of Financial Investors Trust. Mr. Burke and Mr. Canty do not receive compensation from the Fund Complex as each is an “Interested Trustee.”

Each Fund pays compensation to the Chairman of the Board (the “Chairman”) and each Independent Trustee who is not affiliated with ALPS or Clough or their affiliates.  The Chairman receives from each Fund an annual retainer of $16,800 per year plus $1,800 per meeting attended in person and by telephone.  The Audit Committee Chairman receives from each Fund an annual retainer of $15,400 per year plus $1,650 per meeting attended in person and by telephone.  The Independent Trustees receive from each Fund an annual retainer of $14,000 per year plus $1,500 per meeting attended in person and by telephone. The per meeting fees paid to the Chairman, Audit Committee Chairman and the Independent Trustees are for each regularly scheduled Board meeting for each Fund and any special meeting of the Board convened to address the Funds’ more immediate business or regulatory needs.  The Chairman, Audit Committee Chairman and each Independent Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings are also paid for by the Funds.

During the fiscal year ended March 31, 2014, the Board of each Fund met four times.  In September 2014, each Fund changed its fiscal year end to October 31.  During the period April 1, 2014 to October 31, 2014, the Board of each Fund met two times.  Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Leadership Structure of the Board of Trustees

The Board, which has overall responsibility for the oversight of each Fund’s investment programs and business affairs, has appointed an Independent Trustee as Chairman of the Board whose role is to preside at all meetings of the Board.  The Board has also appointed an Independent Trustee as Vice-Chairman of the Funds.  The Chairman is involved, at his discretion, in the preparation of the agendas for the Board meetings.  In between meetings of the Board, the Chairman may act as liaison between the Board and the Funds’ officers, attorneys and various other service providers, including but not limited to, the Funds’ investment adviser, administrator and other such third parties servicing the Funds.  The Chairman may also perform other functions as may be delegated by the Board from time to time. The Board believes that the use of an Independent Trustee as Chairman is the appropriate leadership structure for mitigating potential conflicts of interest associated with appointing an Interested Trustee as chairman and facilitates the ability to maintain a robust culture of compliance.  The Board has three standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Nominating Committee; and the Executive Committee. The Audit Committee and Nominating Committee are each chaired by, and composed of, members who are Independent Trustees.  The Executive Committee consists of two Interested Trustees and one Independent Trustee.

Oversight of Risk Management

Each Fund is confronted with a multitude of risks such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board recognizes that not all risks that may affect the Funds can be known, eliminated or mitigated. In addition, there are some risks that may not be cost effective or an efficient use of each Fund’s limited resources to moderate.  As a result of these realities, the Board, through its oversight and leadership, has and will continue to deem it necessary for shareholders of each Fund to bear certain and undeniable risks, such as investment risk, in order for each Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board has adopted on the Funds’ behalf a vigorous risk program that mandates the Funds’ various service providers, including the investment adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on a Fund.  The Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Funds’ Chief Compliance Officer (“CCO”) that: (i) evaluate the operation of the Funds’ service providers; (ii) make known any material changes to the policies and procedures adopted by the Funds or their service providers since the CCO’s last report and; (iii) disclose any material compliance matter that occurred since the date of the last CCO report.  In addition, the Chairman and the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, the investment adviser, the administrator, or any of their affiliates. This configuration permits the Chairman and the Independent Trustees to effectively receive the information and have private discussions necessary to perform its risk oversight role, exercise independent judgment, and allocate areas or responsibility between the full Board, its various committees and certain officers of the Funds.  Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their responsibilities.  As discussed above and in consideration of other factors not referenced herein, the function of the Board with respect to its leadership role concerning risk management is one of oversight and not active management or coordination of the Funds’ day-to-day risk management activities.

Audit Committee Reports

The role of the Funds’ Audit Committees is to assist the Board in its oversight of: (i) the quality and integrity of Funds’ financial statements, reporting process and the independent registered public accounting firm (the “independent accountant”) and reviews thereof; (ii) the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Funds’ compliance with legal and regulatory requirements; and (iv) the independent accountant’s qualifications, independence and performance.  Each Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in its Fund’s annual proxy statement.  Each Audit Committee operates pursuant to an Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Audit Committee on December 3, 2014. The Charter is available at the Funds’ website, www.cloughglobal.com.  As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control and the Funds’ independent accountant is responsible for planning and carrying out proper audits and reviews. The independent accountant is ultimately accountable to each Fund’s Board and Audit Committee, as representatives of each Fund’s shareholders.  The independent accountant for the Funds reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 23, 2014, the Audit Committee reviewed and discussed with management of the Funds and the independent accountant, Cohen Fund Audit Services, Ltd. (“Cohen”), the audited financial statements of the Funds as of and for the fiscal year ended October 31, 2014, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent accountant required by the Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16 Communications with Audit Committees.  The Audit Committee also received from the independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Funds and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Funds’ independent accountant.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, each Audit Committee recommends that each Fund’s audited financial statements, subject to the modifications discussed at the December 23, 2014 Audit Committee meeting, be included in the Funds’ Annual Report for the fiscal year ended October 31, 2014.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES

Richard C. Rantzow, Chairman
Robert L. Butler
Adam D. Crescenzi
John F. Mee
Jerry G. Rutledge
Vincent W. Versaci

December 23, 2014

Audit Committee

Each Audit Committee met three times during the fiscal year ended March 31, 2014.  In September 2014, each Fund changed its fiscal year end to October 31.  During the period April 1, 2014 to October 31, 2014, each Audit Committee met two times.  Each Audit Committee is composed of six Independent Trustees, namely Messrs. Butler, Crescenzi, Mee, Rantzow, Rutledge and Judge Versaci.  None of the members of the Audit Committee are “interested persons” of the Funds.

Based on the findings of each Audit Committee, the Audit Committee has determined that Mr. Richard C. Rantzow is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE MKT listing standards.  Mr. Rantzow serves as the Chairman of the Audit Committee for each Fund.

Nominating Committee

Each Fund’s Board has a Nominating Committee composed of six Independent Trustees as the term is defined by the NYSE MKT listing standards, namely Messrs. Butler, Crescenzi, Mee, Rantzow, Rutledge and Judge Versaci.  None of the members of the Nominating Committee are “interested persons” of the Funds.  Each Nominating Committee operates pursuant to a Nominating Committee Charter (the “Charter”) that was most recently reviewed and approved by the Nominating Committee on December 3, 2014. The Charter is available at the Funds’ website, www.cloughglobal.com.  Each Nominating Committee met two times during the fiscal year ended March 31, 2014.  In September 2014, each Fund changed its fiscal year end to October 31.  During the period April 1, 2014 to October 31, 2014, the Nominating Committees did not meet.  The Nominating Committees are responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members and officers of the Funds in the event that a position is vacated or created.  Mr. Crescenzi serves as Chairman of the Nominating Committee of each Fund.

When such vacancies or creations occur, the Nominating Committees will consider Trustee candidates recommended by a variety of sources to include each Fund’s respective shareholders.  The Nominating Committee has a diversity policy.  In considering Trustee candidates, each Nominating Committee will take into consideration the interest of shareholders, the needs of the Board and the Trustee candidate’s qualifications, which include but are not limited to, the diversity of the individual’s professional experience, education, individual qualification or skills.

Shareholders may submit for a Committee’s consideration recommendations regarding potential independent Board member nominees.  Each eligible shareholder or shareholder group may submit no more than one independent Board member nominee each calendar year.

In order for a Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(a)	The nominee must satisfy all qualifications provided under the Nominating Committee Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(b)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(c)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(d)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e)	The nominee may not be an executive officer, Trustee (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f)	The nominee may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

In order for a Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(a)	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short.”

(b)	The nominating shareholder or shareholder group must not qualify as an adverse holder. In other words, if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c)	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, which must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination, (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of shares of the capital stock of the Fund, which are beneficially owned by the shareholder and, if applicable, the proposed nominee to the Board of Trustees, (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board of Trustees has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the common stock or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) in the case of a nomination of any person for election as a Trustee, such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

It shall be in a Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Any shareholder recommendation described above must be sent to the applicable Fund’s Secretary c/o ALPS.

Executive Committee

Each Executive Committee meets periodically to take action, as authorized by its Board, if the Board cannot meet.  Members of the Executive Committee are currently Messrs. Burke, Butler and Canty.  During the fiscal year ended March 31, 2014, the Executive Committee of GLO met once.  In September 2014, each Fund changed its fiscal year end to October 31.  During the period April 1, 2014 to October 31, 2014, the Executive Committees did not meet.

Compensation Committee

The Funds do not have a compensation committee.

Other Board Related Matters

The Funds do not require Trustees to attend the Annual Meeting of Shareholders.  No Trustees attended the Funds’ Annual Meeting of Shareholders held in 2014.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of a Fund requires the affirmative vote of the holders of a plurality of Common Shares entitled to vote and represented at each Fund’s respective Meeting, if a quorum is present.

Broker Non-Votes and Abstentions

Votes will be counted as either “FOR” or “AGAINST.” Abstentions or broker non-votes will not be counted as votes cast. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a Fund’s quorum. Accordingly, abstentions or broker non-votes will have no effect on Proposal 1.

Shareholders of a Fund will be informed of the voting results of its Meeting in the Fund’s Annual Report dated October 31, 2015.

EACH FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH FUND’S RESPECTIVE NOMINEES.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected to serve as each Fund’s independent registered public accounting firm for each Fund’s fiscal year ending October 31, 2015. Cohen acted as each Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2014. The Funds know of no direct financial or material indirect financial interest of Cohen in any of the Funds. A representative of Cohen will not be present at the Meetings, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth the aggregate audit and non-audit fees billed to each Fund for each of the last three fiscal years/periods for professional services rendered by the Funds’ principal accountant, Cohen.

	Fiscal period ended October 31, 2014 (1)		Fiscal year ended March 31, 2014		Fiscal year ended March 31, 2013
	GLV	GLO	GLV	GLO	GLV	GLO
Audit Fees (2)	$20,500	$20,500	$20,500	$20,500	$20,000	$20,000
Audit-Related Fees (3)	0	0	0	0	0	0
Tax Fees (4)	3,000	3,000	3,000	3,000	3,000	3,000
All Other Fees (5)	0	0	0	0	0	0
Aggregate Non-Audit Fees (6)	3,000	3,000	3,000	3,000	3,000	3,000

(1)	In 2014, each Fund changed its fiscal year end to October 31, so this fiscal period consists of the seven months ended October 31, 2014.

(2)
Audit Fees are fees billed for professional services rendered by Cohen for the audit of the Fund’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.

(3)
Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees”.

(4)
Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of a Fund’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.

(5)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

(6)
Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the Fund, the Fund’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 4 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

Each Fund’s Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accountant to the Fund and all non-audit services to be provided by the independent registered public accountant to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s investment adviser (“affiliates”) that provide on-going services to a Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of a Fund.  Each Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman of the Audit Committee must report to the Fund’s Audit Committee at its next regularly scheduled meeting after the Chairman of the Audit Committee’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of an Audit Committee’s pre-approval responsibilities to other persons (other than the investment adviser or a Fund’s officers).  Pre-approval by an Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, the investment adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by a Fund to its independent accountant during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the applicable Audit Committee and approved by the Audit Committee or Audit Committee Chairman prior to the completion of the audit.  All of the audit and audit-related services and tax services described above for which Cohen billed the Funds fees for the fiscal year ended October 31, 2014, were pre-approved by the Audit Committee.

The Investment Adviser and Administrator

Clough is the investment adviser for each of the Funds, and its business address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

ALPS is the administrator for each of the Funds, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Funds’ officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s Common Shares (the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC and the NYSE MKT and to furnish the Funds with copies of all Section 16(a) forms they file.  Based solely on these reports and other information provided to the Funds by the Reporting Persons, each Fund believes that all Reporting Persons timely filed the required reports during fiscal year ended October 31, 2014.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Funds do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before a Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to each Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the applicable Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2015 should have been received by the Secretary of a Fund no later than January 29, 2015.  In addition, pursuant to the Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2016 annual meeting no earlier than February 2, 2016 and no later than March 3, 2016. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2016 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of a Fund does not receive notice in accordance with the aforementioned date.  Timely submission of a proposal does not guarantee that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

In addition to the solicitation of proxies by Internet or mail, officers of the Funds and officers and regular employees of DST, the Funds’ transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Funds’ administrator, and affiliates of DST, ALPS or other representatives of the Funds may also solicit proxies by telephone, Internet or in person.  The Funds have engaged Broadridge Financial Solutions, Inc., a professional proxy solicitation firm, to assist in the proxy effort for the Funds, including solicitation and tabulation services. The estimated solicitation expenses are anticipated to be $2,500 per Fund and will be paid by ALPS.  ALPS will also pay the expenses incurred in connection with preparing the Proxy Statement and its enclosures and will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of each Fund’s Common Shares.

HOUSEHOLDING OF PROXY MATERIALS

Shareholders who share the same address and last name may receive only one copy of the proxy materials unless Boston Financial Data Services, Inc. (“BFDS”), in the case of shareholders of record, or such shareholder’s broker, bank or nominee, in the case of shareholders whose shares are held in street name, has received contrary instructions. This practice, known as “householding,” is designed to reduce printing and mailing costs. Shareholders desiring to discontinue householding and receive a separate copy of the proxy materials, may (1) if their shares are held in street name, notify their broker, bank or nominee or (2) if they are shareholders of record, direct a written request to BFDS.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

FORM OF PROXY CARD

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW WITH AN "X" IN BLUE OR BLACK INK AS FOLLOWS:

M94514-P68058

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CLOUGH GLOBAL OPPORTUNITIES FUND

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

	For All	Withhold All	For All Except
1. To Elect two (2) Trustees of the Fund: (01) Edmund J. Burke (02) John F. Mee	☐	☐	☐

____

Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted "FOR" the Proposal.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

M94515-P68058

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 28, 2015

CLOUGH GLOBAL OPPORTUNITIES FUND

The undersigned hereby appoints Erin D. Nelson, Jeremy O. May, Abigail J. Murray and Jill A. Kerschen, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Clough Global Opportunities Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on July 28, 2015, at 8:00 a.m. MT, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.